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                          VAN KAMPEN AMERICAN CAPITAL
                               GLOBAL EQUITY FUND
            SUPPLEMENT DATED APRIL 1, 1997, TO THE PROSPECTUS DATED
      SEPTEMBER 28, 1996, AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 1996,
                     JANUARY 2, 1997 AND FEBRUARY 11, 1997.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- THE SUBADVISER" is hereby amended with the following:

    At a special meeting of shareholders of the Fund held on October 25, 1996, shareholders approved a new subadvisory agreement with Morgan Stanley Asset Management Inc. ("MSAM" or the "Subadviser") to commence on April 1, 1997. Effective March 31, 1997, the sub-advisory agreement with John Govett & Co. Limited ("Govett") terminated.

    The MSAM subadvisory agreement is similar to the Govett subadvisory agreement, except that the MSAM subadvisory agreement permits the Adviser and MSAM to allocate to MSAM responsibility for selecting investments in domestic securities as well as foreign securities. Effective April 1, 1997, MSAM has assumed the responsibility for advising the Fund with respect to investments in domestic securities.

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    Effective April 1, 1997, Barton M. Biggs, Madhav Dhar, Francine J. Bovich and Ann D. Thivierge have assumed the primary responsibility for the day-to-day management of the Fund's portfolio.

    Since 1980, Mr. Biggs has been Chairman and a director of the Subadviser, and a Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated since 1975. Mr. Biggs is a director of Morgan Stanley Group, Inc. and a director and chairman of other investment companies of the Subadviser. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

    Mr. Dhar is Managing Director of the Subadviser and Morgan Stanley & Co. Incorporated. He has been with the Subadviser since 1984. Mr. Dhar is a co-head of the Subadviser's emerging markets group, and has been involved in the launching of the Subadviser's country funds. Mr. Dhar holds a B.S. from St. Stephens College in Delhi University (India) and an M.B.A. from Carnegie-Mellon University.

    Ms. Bovich has been with the Subadviser since 1993. She is responsible for portfolio management and communication of MSAM's asset allocation strategy to institutional investor clients. Prior to 1993, Ms. Bovich was a Principal and Executive Vice President of Westwood Management Corp. Prior to that, Ms. Bovich was a Managing Director of Citicorp Investment Management, Inc.
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where she was responsible for the Institutional Investment Management group. Ms.
Bovich holds a B.A. in Economics from Connecticut College and an M.B.A. in Finance from New York University.

    Ms. Thivierge is a Principal of the Subadviser. She is a member of MSAM asset allocation committee, primarily representing the Total Fund Management team since its inception in 1991. Ms. Thivierge has been with the Subadviser since 1986. Prior to 1986, Ms. Thivierge was with Edgewood Management Company. Ms. Thivierge holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

    The section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" is hereby amended with the following:

    The Subadviser utilizes a "top-down" approach in selecting investments for the Fund that emphasizes country selection and weighting rather than individual stock selection. This approach reflects the Subadviser's philosophy that a diversified selection of securities representing exposure to world markets based upon the economic outlook and current valuation levels for each country is an effective way to maximize the return and minimize the risk associated with global investment.

    The Subadviser determines country allocations for the Fund on an ongoing basis within policy ranges dictated by each country's market capitalization and liquidity. The Fund will invest in the United States and other industrialized countries throughout the world that comprise the Morgan Stanley Capital International World Index. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore/Malaysia, Spain, Sweden, Switzerland, the United Kingdom and the United States. In addition, the Fund may invest a portion of its assets in emerging country equity securities. The Fund currently intends to invest in some or all of the following countries:
Argentina, Indonesia, Portugal, South Africa, Brazil, Malaysia, Philippines, Thailand, India, Mexico, South Korea and Turkey.

    By analyzing a variety of macroeconomic and political factors, the Subadviser develops fundamental projections on interest rates, currencies, corporate profits and economic growth for each country. These country projections are then used to determine what the Subadviser believes to be a fair value for the stock market of each country. Discrepancies between actual value and fair value, as determined by the Subadviser, provide an expected return for each stock market. The expected return is adjusted by currency return expectations derived from the Subadviser's purchasing-power parity exchange rate model to arrive at an expected total return in U.S. Dollars. The final country allocation decision is then reached by considering
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the expected total return in light of various country specific considerations such as market size, volatility, liquidity and country risk.

    Within a particular country, investments are made through the purchase of common stocks which, in the aggregate, replicate a broad market index, which in most cases will be the Morgan Stanley Capital International ("MSCI") Index for the particular country. The MSCI Indices measure the performance of stock markets worldwide. The various MSCI Indices are based on the share prices of companies listed on the local stock exchange of the specified country or countries within a specified region. The combined market capitalization of companies in these indices represent approximately 60 percent of the aggregate market value of the covered stock exchanges. Companies included in the MSCI country index replicate the industry composition of the local market and are a representative sampling of large, medium and small companies, subject to liquidity. Non-domiciled companies traded on the local exchange and companies with restricted float due to dominant shareholders or cross-ownership are avoided. The Subadviser may overweight or underweight an industry segment of a particular index if it concludes this would be advantageous to the Fund.